UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of report (Date of earliest event reported): January 5, 2017

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Support Agreement
On January 5, 2017, Centrus Energy Corp. (the “Company”) entered into agreements (each, a “Support Agreement”) with certain holders of the Company’s existing 8.0% payment-in-kind toggle notes due 2019/2024 (the “Outstanding Notes”), including Toshiba America Nuclear Energy Corporation (“Toshiba”) and BWX Technologies, Inc. (“BWXT”) (collectively, the “Support Parties”). A copy of the form of Support Agreement, including a summary of the principal terms for the refinancing (the “Term Sheet”), is attached hereto as Exhibit 10.1. Pursuant to each Support Agreement, the Support Parties have agreed to tender all of their holdings of the Outstanding Notes in the Exchange Offer (as defined below) and deliver consents in the Consent Solicitation (as defined below), subject to certain conditions.
Each Support Agreement contemplates the Company pursuing the following transactions:

•
commencement of a private exchange offer (the “Exchange Offer”) for any and all of the Outstanding Notes held by Eligible Holders (as defined below), pursuant to which the Eligible Holders of Outstanding Notes will have the option to exchange any and all of their Outstanding Notes for up to an aggregate of (a) $85 million principal amount of 8.25% senior secured notes due 2027 (the “New Notes”), (b) $120 million liquidation preference of 7.5% cumulative redeemable Series B preferred stock (the “Preferred Stock”) and (c) $30 million in cash. For each $1,000 principal amount of Outstanding Notes tendered for the Exchange Offer on or before the Early Tender Deadline (as defined below) and accepted for exchange, Eligible Holders will receive (a) $362.36 principal amount of New Notes, (b) $509.75 liquidation preference of Preferred Stock and (c) $135.39 in cash; and

•
a consent solicitation (the “Consent Solicitation”) to implement certain proposed amendments to the indenture relating to the Outstanding Notes (the “Original Indenture”), dated as of September 30, 2014, between the Company, United States Enrichment Corporation and Delaware Trust Company, including, among other things, to (a) amend the existing exception for transfer of cash to permit the transfer of cash and cash equivalents by United States Enrichment Corporation (“Guarantor”) for any purpose not otherwise prohibited by the Original Indenture or from the proceeds from or otherwise relating to a “Designated Senior Claim”, “Issuer Senior Debt” or “Limited Secured Acquisition Debt”, (b) expand the definition of “Credit Facility” to facilitate our flexibility to incur senior debt, (c) permit the transfer or contribution of assets other than cash or cash equivalents to joint venture entities or partners for fair value, (d) exempt asset transfers permitted under the Original Indenture from the definition of “Change of Control”, (e) conform the definition of “Issuer Senior Debt”, “Designated Senior Claims”, “Collateral” and “Security Documents” to the definitions in the New Notes Indenture (as defined below), (f) make the lien securing the “Guarantee” of the Outstanding Notes rank pari passu with the lien securing the Guarantee (as defined below) of the New Notes pursuant to a pari passu intercreditor agreement, (g) provide that the Outstanding Notes will be senior in right of payment to “Limited Secured Acquisition Debt” (except with respect to proceeds of the “Collateral” securing such “Limited Secured Acquisition Debt”, which shall be governed by the “Limited Secured Acquisition Indebtedness Intercreditor Agreement” and as to which the “Limited Secured Acquisition Debt” is not subordinated in right of payment), (h) specify a form of intercreditor agreement pursuant to which liens securing the Outstanding Notes will be subordinated to liens securing “Limited Secured Acquisition Debt” in the same manner as is the case with “Designated Senior Claims”, with respect to the applicable “Collateral”, (i) specify a form of intercreditor agreement pursuant to which the New Notes and the Outstanding Notes will rank senior in right of payment and the liens securing the New Notes and the Outstanding Notes will rank senior to any “Finance Debt” of any new subsidiary (subject to certain exceptions) acquired with cash of the “Issuer” and (j) update the form of junior lien intercreditor agreement annexed to the Original Indenture with the form annexed to the New Notes Indenture (the “Proposed Amendments”).

The New Notes will rank equally in right of payment with all of our existing and future unsubordinated indebtedness other than our “Issuer Senior Debt” and our “Limited Secured Acquisition Debt”. The New Notes will rank senior in right of payment to all of our existing and future subordinated indebtedness and Limited Secured Acquisition Debt. The New Notes will be guaranteed on a subordinated and limited basis by, and secured by substantially all assets of, the Guarantor (the “Guarantee”). The Guarantee will be a secured obligation and (i) equal in right of payment with all existing and future unsubordinated indebtedness of the Guarantor (other than “Designated Senior Claims” and “Limited Secured Acquisition Debt”), (ii) senior in right of payment to all existing and future subordinated indebtedness of the Guarantor and “Limited Secured Acquisition Debt”, and (iii) subordinated in right of payment to “Designated Senior Claims”. The terms and conditions of the New Notes will be substantially similar to those of the Outstanding Notes, except in terms of interest and maturity. In addition, the indenture governing the New Notes (the “New Notes Indenture”) will not include termination provisions with respect to the Guarantee that exists in the Original Indenture.
The Preferred Stock will be issued on or around February 7, 2017 at a par value of $1,000 per share and will rank senior in right of payment as to dividends and upon liquidation to all other capital stock of the Company. The Preferred Stock will pay a dividend of 7.5% per annum, payable in cash in certain circumstances and cumulative if not paid. The Preferred Stock will not have voting rights, except as required by law.
The New Notes, the Preferred Stock and the Guarantee have not been registered under the Securities Act of 1933, as amended (the Securities Act), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Each Support Agreement provides that, subject to certain terms and conditions, the Support Parties will tender their Outstanding Notes prior to January 19, 2017, unless extended by the Company (the “Early Tender Deadline”), and tender any Outstanding Notes acquired after the Early Tender Deadline prior to February 2, 2017 (the “Expiration Date”). The Support Parties may not withdraw their tenders unless the applicable Support Agreement is terminated in accordance with its terms. The Exchange Offer will be conditioned on at least 90% of the outstanding principal amount of Outstanding Notes being tendered and not withdrawn prior to the Expiration Date and the issuance of the Preferred Stock will not result in an “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended. Further, the Exchange Offer and Consent Solicitation are subject to the receipt of valid consents to the Proposed Amendments from the holders of a majority of the outstanding principal amount of the Outstanding Notes (the “Requisite Consents”). If the Company receives the Requisite Consents and other conditions to the Exchange offer are satisfied or waived, the Company will execute a supplemental indenture making the Proposed Amendments to the Original Indenture on or soon after the Expiration Date, but not later than the date the Exchange Offer is consummated. The supplemental indenture, by its terms, will become effective only upon the consummation of the Exchange Offer.
Each Support Agreement contains certain representations, warranties and other agreements by the Company and the Support Parties. Each party’s obligations under the respective Support Agreements are subject to various customary conditions set forth in such Support Agreement, including the negotiation, execution and delivery of an indenture for the New Notes and other definitive documentation for the Exchange Offer. There can be no assurance if or when the Company will consummate the Exchange Offer and the other transactions contemplated by each Support Agreement. In connection with each Support Agreement, certain of the Support Parties will receive reimbursement of certain legal counsel expenses.
The foregoing description of each Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
The Company also plans to increase its number of directors by one director. At the request of the Support Parties in their capacity as prospective holders of the New Notes, the Company will consider appointing a person qualified to serve on the board designated by the Support Parties, and reasonably acceptable to the Company, to such new directorship.

Neither this Report on Form 8-K nor the attached Support Agreements constitute an offer to purchase or sell any securities or the solicitation of an offer to exchange any Outstanding Notes or any other security, nor will there be any purchase, sale or exchange of any securities in any state or other jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to the registration or qualification of any such securities or offer under the securities laws of any such state or other jurisdiction. The Exchange Offer will be open only (i) to holders of Outstanding Notes who are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (ii) to holders of Outstanding Notes who are “accredited investors” (as defined in Rule 501(a) under the Securities Act) and (iii) outside the United States to holders of Outstanding Notes who are persons other than U.S. persons in reliance upon Regulation S under the Securities Act (collectively, the “Eligible Holders”). Consummation of the Exchange Offer is subject to, among other things, definitive documentation and any Exchange Offer for the Outstanding Notes will be made only pursuant to an offering memorandum and other offering documentation. Eligible Holders of the Outstanding Notes and investors are urged to read the offering memorandum and other offering documents for the Exchange Offer, when they become available, because they will contain important information regarding the contemplated Exchange Offer.
Toshiba and BWXT each own 718,200 shares and 718,200 shares, respectively, of the Company’s new Class B common stock and Toshiba and BWXT own $21.30 million and $5.1 million, respectively, in principal amount of the Company’s Outstanding Notes. Pursuant to the terms of the Class B common stock, Toshiba and BWXT, as the holders of the Class B common stock, have the right to elect a total of two directors of the Company if they maintain a designated ownership percentage. Messrs. Hiroshi Sakamoto and Theodore Dalheim, Jr. are currently serving at the election of Toshiba and BWXT, respectively. Toshiba and BWXT are also parties to a Strategic Relationship Agreement, dated May 25, 2010, as supplemented by the Supplemental Strategic Relationship Agreement, dated September 30, 2014, and other agreements or arrangements described in the Company’s current reports on Form 8-K filed with the Securities and Exchange Commission on May 25, 2010, August 4, 2014, and September 5, 2014.
First Amendment to Section 382 Rights Plan
In connection with the issuance of the Preferred Stock as part of the Exchange Offer, the Company has approved, subject to the consummation of the Exchange Offer, the amendment of its Section 382 Rights Agreement (as amended, the “First Amendment to Section 382 Rights Agreement”) adopted on April 6, 2016 solely to exclude acquisitions of the Preferred Stock issued as part of the Exchange Offer from the definition of “Common Shares”. The First Amendment to Section 382 Rights Agreement is conditioned upon the closing of the Exchange Offer and shall become effective on the date of such closing.
The foregoing summary description of the First Amendment to Section 382 Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Section 382 Rights Agreement, a form of which is attached as Exhibit 4.1 and incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and the exhibits hereto contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include, risks and uncertainties related to the limited trading markets in our securities; risks related to our ability to maintain the listing of our common stock on the NYSE MKT LLC; the continued impact of the March 2011 earthquake and tsunami in Japan on the nuclear industry and on our business, results of operations and prospects; the impact and potential extended duration of the current supply/demand imbalance in the market for low-enriched uranium (“LEU”); risks related to actions that may be taken by the U.S. government, the Russian government or other governments that could affect our ability or the ability of our sources of supply to perform under contract obligations, including the imposition of sanctions, restrictions or other requirements; the impact of government regulation including by the U.S. Department of Energy and the U.S. Nuclear Regulatory Commission; the outcome of legal proceedings and other contingencies (including lawsuits and government investigations or audits); risks relating to our sales order book, including uncertainty concerning customer actions under current contracts and in future contracting due to market conditions and lack of current production capability; risks associated with our reliance on third-party suppliers to provide essential products or services to us; pricing trends and demand in the uranium and enrichment markets and their impact on our profitability; uncertainty regarding our ability to commercially deploy competitive enrichment technology; risks and uncertainties regarding funding for the American Centrifuge project and our ability to perform under our agreement with UT-Battelle, LLC, the management and operating contractor for Oak Ridge National Laboratory, for continued research and development of the American Centrifuge technology; the competitive environment for our products and services; the potential for further demobilization or termination of the American Centrifuge project; risks related to the current demobilization of the portions of the American Centrifuge project including risks that the schedule could be delayed and costs could be higher than expected; the timing, savings and execution of any potential restructurings; potential strategic transactions, which could be difficult to implement, disrupt our business or change our business profile significantly; changes in the nuclear energy industry; the impact of financial market conditions on our business, liquidity, prospects, pension assets and insurance facilities; revenue and operating results can fluctuate significantly from quarter to quarter, and in some cases, year to year; and other risks and uncertainties discussed in this and our other filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, which are available on our website at www.centrusenergy.com. We do not undertake to update our forward-looking statements except as required by law.
Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s views as of the date of this Form 8-K. The Company undertakes no obligation to update any of the forward-looking statements made in this Form 8-K, whether as a result of new information, future events, changes in expectations or otherwise.
Item 3.03 Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of the Form 8-K, the disclosure set forth under the heading “First Amendment to Section 382 Rights Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 7.01 Regulation FD Disclosure.
In connection with the Exchange Offer and Consent Solicitation, the Company disclosed certain information in an exchange offering memorandum dated January 5, 2017. The exchange offering memorandum disclosed certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith excerpts of such disclosures, in the general form presented in the exchange offering memorandum, as Exhibit 99.1 to this Form 8-K.
Item 8.01 Other Events.
On January 5, 2017, the Company issued a press release entitled “Centrus Energy Corp. Announces Private Exchange Offer and Solicitation of Consents”. The press release announced the Support Agreements, Exchange Offer and Consent Solicitation. A copy of the press release is being furnished by being attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Form of First Amendment to Section 382 Rights Agreement by and between Centrus Energy Corp., Computershare Trust Company, N.A. and Computershare Inc., to be dated on or about February 7, 2017
10.1	Form of Support Agreement (including the Term Sheet) between Centrus Energy Corp. and the Support Parties, dated January 5, 2017
99.1	Certain excerpts from the Exchange Offering Memorandum, dated January 5, 2017
99.2	Press Release, dated January 5, 2017

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	January 5, 2017	By:	/s/ Stephen S. Greene
Stephen S. Greene
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of First Amendment to Section 382 Rights Agreement by and between Centrus Energy Corp., Computershare Trust Company, N.A. and Computershare Inc., to be dated on or about February 7, 2017
10.1	Form of Support Agreement (including the Term Sheet) between Centrus Energy Corp. and the Support Parties, dated January 5, 2017
99.1	Certain excerpts from the Exchange Offering Memorandum, dated January 5, 2017
99.2	Press Release, dated January 5, 2017